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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2005

                   INFINITY PROPERTY AND CASUALTY CORPORATION
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              (Exact name of registrant as specified in its charter)

      Ohio                          000-50167                       03-0483872
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(State or other               (Commission File No.)               (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    No. )

                 2204 Lakeshore Drive, Birmingham, Alabama 35209
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               (Address of principal executive offices) (Zip Code)

                                 (205) 870-4000
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

On January 7, 2005, the Registrant issued a press release announcing that its Board of Directors had authorized a share repurchase program under which the Registrant may repurchase up to $50 million of the Registrant's outstanding common stock over the next three years. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99     Press release dated January 7, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INFINITY PROPERTY AND CASUALTY
                                               CORPORATION

Date: January 7, 2005                          By:    /s/ Samuel J. Simon
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                                               Name:  Samuel J. Simon
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Secretary